SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                 August 6, 2007

                             UNIVERSAL TRAVEL GROUP
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

  Nevada                           000-51516                        20-0667867
  ------                           ---------                        ----------
  State of                         Commission                       IRS Employer
  Incorporation                    File Number                      I.D. Number

                      10940 Wilshire Boulevard, Suite 1600,
                          Los Angeles, California 90024
                    (Address of principal executive offices)

                                 (310) 443-4151
                         (Registrant's telephone number)

                        --------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

      On August 6, 2007, Universal Travel Group (the "Registrant", or "UTVG"), Shenzhen Yu Zhi Lu Aviation Service Company Limited, an indirect wholly own subsidiary of UTVG ("YZL"), Xi'an Golden Net Travel Serve Service Co., Ltd., a Xi'an Corporation in China ("XGN"), and the shareholders of XGN (the "Shareholders"), entered into and consummated, a Share Exchange Agreement (the "Share Exchange Agreement") pursuant to which YZL acquired 100% of XGN. Pursuant to the Share Exchange Agreement, in exchange of surrendering their shares in XGN, the Shareholders will receive a combination of the aggregate of 151,765 shares of the Registrant's common stock and promissory notes in the aggregate principal amount of $1,542,000, bearing no interest, with a maturity date of August 6, 2008, divided proportionally among the Shareholders in accordance with their respective ownership interests in XGN immediately before the closing of the Share Exchange Agreement. A copy of the Share Exchange Agreement is filed as
Exhibit 10.1 to this Current Report.

      As a result of the Share Exchange Agreement, XGN became a wholly owned subsidiary of YZL, which, in turn, will make the Registrant the indirect owner of XGN.

      The Share Exchange Agreement contains customary terms and conditions for a transaction of this type, including representations, warranties and covenants, as well as provisions describing the consideration, the process of exchanging the consideration and the effect of the share exchange.

      XGN was established in 2001 and focuses on the Chinese domestic tourism market and provides air tickets, train tickets and other travel-related services, including servicing individuals and groups attending conferences and exhibits, arrangements for business studies, academic exchanges, travel adventures, cultural education, sports competition, and theatrical performances. XGN also specializes in central plains tours of the Xi'an province. Since 2005, XGN has been a leader in forming joint ventures with travel agencies in Tibet, Xinjiang, Shanxi and Inner Mongolia that focused on western plains routes to achieve a "find one agency, tour the entire Chinese west" service concept. With a group of experienced, competent and efficient professional management staff, a well-trained team of tourist guides, and a service concept of "reputation-based, quality-oriented, sincerity as importance and guest as first priority", XGN provides its customers with a one-stop shopping service.

Item 2.03. Creation Of A Direct Financial Obligation Or An Obligation Under An Off-Balance Sheet Arrangement Of A Registrant

      Pursuant to the Share Exchange Agreement, on August 6, 2007, in exchange for the shares of XGN, the Registrant issued to the Shareholders non-interest bearing promissory notes in the aggregate principal amount of $1,542,000, which is due and payable on August 6, 2008, and which contain customary terms and conditions. A copy of the form of the promissory note is filed as Exhibit 4.1 to this Current Report.

Item 3.02.  Unregistered Sales of Equity Securities.

      On August 6, 2007, pursuant to the Share Exchange Agreement, in exchange for the shares of XGN, the Registrant issued to the Shareholders an aggregate of 151,765 shares of the Registrant's common stock, which were divided proportionally among the Shareholders in accordance with their respective ownership interests in XGN immediately before the closing of the Share Exchange Agreement.

      The shares of the Registrant's common stock were issued to the Shareholders without registration under Section 5 of the Securities Act of 1933, as amended (the "Securities Act") in reliance on the exemption from registration contained in Section 4(2) of the Securities Act.

      The Registrant believes that all of the requirements to qualify to use the exemption from registration contained in Section 4(2) of the Securities Act have been satisfied in connection with the issuance of the shares to the Shareholders. Specifically, (1) the Registrant has determined that the Shareholders are knowledgeable and experienced in finance and business matters and thus they are able to evaluate the risks and merits of acquiring the Registrant's securities; (2) the Shareholders have advised the Registrant that they are able to bear the economic risk of purchasing the Registrant's common stock; (3) the Registrant has provided the Shareholders with access to the type of information normally provided in a prospectus; and (4) the Registrant did not use any form of public solicitation or general advertising in connection with the issuance of the shares.

      In addition, the shares of the Registrant's common stock were issued to the Shareholders without registration under Section 5 of the Securities Act, in reliance on the exemption from registration contained in Regulation S under the Securities Act.

      The Registrant, which is located in the United States, believes that the issuance of its common stock to the Shareholders (the "Offshore Shareholders") constituted an offshore transaction. Each of the Offshore Shareholders is a resident of China. At the time the Registrant offered to issue its shares to the Offshore Shareholders, each of the Offshore Shareholders was located in China. Furthermore, at the time the Registrant issued its common stock to the Offshore Shareholders, the Registrant reasonably believed that each of the Offshore Shareholders was outside the United States. As a result, the Registrant believes that these facts enable it to also rely on Regulation S for an exemption from the registration requirements of Section 5 of the Securities Act with respect to the issuances to the Offshore Shareholders.

Item 9.01.  Financial Statements and Exhibits.

      (a)   Financial Statements of Business Acquired.

      The financial statements required by this Item 9.01(a) will be filed by amendment to this Form 8-K as soon as practicable, but in no event later than seventy-one days after the date hereof.

      (b)   Pro Forma Financial Information.

      The financial statements required by this Item 9.01(b) will be filed by amendment to this Form 8-K as soon as practicable, but in no event later than seventy-one days after the date hereof.

      (c)   Exhibits

      4.1   Form of Promissory Note of Universal Travel Group

      10.1 Share Exchange Agreement, dated as of August 6, 2007, by and among Universal Travel Group ("UTVG"), Shenzhen Yu Zhi Lu Aviation Service Company Limited, an indirect wholly own subsidiary of UTVG, Xi'an Golden Net Travel Serve Service Co., Ltd. ("XGN"), and the shareholders of XGN.

      99.1  Press Release dated August 6, 2007

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 7, 2007

                                        UNIVERSAL TRAVEL GROUP


                                        By: /s/ Jiangping Jiang
                                            ------------------------------------
                                            Jiangping Jiang
                                            Chairman and Chief Executive Officer